                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                   8 1/8% SENIOR SUBORDINATED NOTES DUE 2008

                                 FURON COMPANY
                 PURSUANT TO THE PROSPECTUS DATED JUNE   , 1998

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   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
   YORK CITY TIME, ON JUNE   , 1998 (THE "EXPIRATION DATE"), UNLESS THE
   EXCHANGE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED, TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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                 The Exchange Agent For The Exchange Offer Is:
                              THE BANK OF NEW YORK

By Hand Or Overnight Delivery:            Facsimile Transmissions:             By Registered or Certified
                                        (Eligible Institutions Only)                      Mail:
     The Bank of New York                      (212) 815-6339                     The Bank of New York
      101 Barclay Street                                                         101 Barclay Street, 7E
Corporate Trust Services Window           To Confirm by Telephone               New York, New York 10286
         Ground Level                     or for Information Call:              Attention: Reorganization
   Attention: Reorganization                                                      Section, Odell Romeo
     Section, Odell Romeo                      (212) 815-6337

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this letter of transmittal should be read carefully before this letter of transmittal is completed.

     The undersigned acknowledges receipt of the Prospectus dated June   , 1998
(the "Prospectus"), of Furon Company, a California corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 1/8% Senior Subordinated Notes due 2008 (the "New Notes") for each $1,000 principal amount of its outstanding
8 1/8% Senior Subordinated Notes due 2008 (the "Initial Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The undersigned hereby tenders the Initial Notes described in the box entitled "Description of Initial Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Initial Notes and the undersigned represents that it has received from each beneficial owner of Initial Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used by a holder of Initial Notes (i) if certificates representing Initial Notes are to be forwarded herewith, (ii) if delivery of Initial Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering," or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

     The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s) -- Purchaser Status" and "Beneficial Owner(s) -- Residence."

     Any beneficial owner whose Initial Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Initial Notes promptly and instruct such registered holder of Initial Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Initial Notes, either make appropriate arrangements to register ownership of the Initial Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Initial Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Initial Notes must (i) complete the box entitled "Description of Initial Notes,"
(ii) complete the boxes entitled "Beneficial Owner(s) -- Purchaser Status" and "Beneficial Owner(s) -- Residence", (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Initial Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Initial Notes who desire to tender their Initial Notes for exchange and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Initial Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     Holders of Initial Notes who wish to tender their Initial Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Initial Notes," complete the boxes and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Initial Notes will have tendered for exchange all Initial Notes listed in column
(3) below. If the holder of Initial Notes wishes to tender for exchange less than all of such Initial Notes, column (4) must be completed in full. In such case, such holder of Initial Notes should refer to Instruction 5.
--------------------------------------------------------------------------------

                                             DESCRIPTION OF INITIAL NOTES
-----------------------------------------------------------------------------------------------------------------------
                    (1)                                (2)                      (3)                      (4)

   NAME(S) AND ADDRESS(ES) OF REGISTERED
  HOLDER(S) OF INITIAL NOTE(S), EXACTLY AS         INITIAL NOTE                                    PRINCIPAL AMOUNT
                   NAME(S)                          NUMBER(S)           AGGREGATE PRINCIPAL     TENDERED FOR EXCHANGE
      APPEAR(S) ON NOTE CERTIFICATE(S)         (ATTACH SIGNED LIST     AMOUNT REPRESENTED BY     (MUST BE IN INTEGRAL
     INITIAL (PLEASE FILL IN, IF BLANK)           IF NECESSARY)          CERTIFICATE(S)(1)     MULTIPLES OF $1,000)(2)
-----------------------------------------------------------------------------------------------------------------------

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

1. Unless indicated in the column "Principal Amount Tendered For Exchange," any tendering Holder of 8 1/8% Senior Subordinated Notes due 2008 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

2. The minimum permitted tender is $1,000 in principal amount of 8 1/8% Senior Subordinated Notes due 2008. All other tenders must be in integral multiples of $1,000.

[ ]  CHECK HERE IF TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution:

    Account Number:

     Transaction Code Number:

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name of Registered Holder of Initial Note(s):

    Date of Execution of Notice of Guaranteed Delivery:

    Window Ticket Number (if available):

    Name of Institution which Guaranteed Delivery:

     Account Number (if delivered by book-entry transfer):

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:

    Address:

----------------------------------------------------------------------------
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    SPECIAL ISSUANCE INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 6, 7 AND 8)
    To be completed ONLY (i) if the New Notes issued in
    exchange for Initial Notes, certificates for Initial
    Notes in a principal amount not exchanged for New Notes,
    or Initial Notes (if any) not tendered for exchange, are
    to be issued in the name of someone other than the
    undersigned or (ii) if Initial Notes tendered by
    book-entry transfer which are not exchanged are to be
    returned by credit to an account maintained at DTC.
    Issue to:
    Name:
            (Please print)
    Address:
    (Include Zip Code)
    (Tax Identification or Social Security No.)
    Credit Initial Notes not exchanged and delivered by
    book-entry transfer to DTC account set forth below:
    (Account Number)
----------------------------------------------------------------------------
----------------------------------------------------------------------------------

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     SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 6, 7 AND 8)
     To be completed ONLY if the New Notes issued in exchange
     for Initial Notes, certificates for Initial Notes in a
     principal amount not exchanged for New Notes, or Initial
     Notes (if any) not tendered for exchange, are to be
     mailed or delivered (i) to someone other than the
     undersigned or (ii) to the undersigned at an address
     other than the address shown below the undersigned's
     signature.
     Mail or deliver to:
     Name:
             (Please print)
     Address:
     (Include Zip Code)
     (Tax Identification or Social Security No.)
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

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
                                   BENEFICIAL OWNER(S) -- RESIDENCE
-------------------------------------------------------------------------------------------------------
   STATE OF DOMICILE/PRINCIPAL PLACE OF BUSINESS        PRINCIPAL AMOUNT OF INITIAL NOTES HELD FOR
     OF EACH BENEFICIAL OWNER OF INITIAL NOTES                ACCOUNT OF BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------------------------------

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---------------------------------------------------

                    BENEFICIAL OWNER(S) -- PURCHASER STATUS

     The beneficial owner of each of the Initial Notes described herein is (check the box that applies):

[ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)

[ ] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Initial Notes outside the United States in accordance with Rule 904 of the Securities Act

[ ]  Other (describe)

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Pursuant to the offer by Furon Company, a California corporation (the "Company"), upon the terms and subject to the conditions set forth in the
Prospectus dated June   , 1998 (the "Prospectus") and this Letter of Transmittal
(the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 1/8% Senior Subordinated Notes due 2008 (the "New Notes") for each $1,000 principal amount of its outstanding 8 1/8% Senior Subordinated Notes due 2008 (the "Initial Notes"), the undersigned hereby tenders to the Company for exchange the Initial Notes indicated above.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Initial Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Initial Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Initial Notes with respect to such Initial Notes, with full power of substitution to (i) deliver certificates representing such Initial Notes, or transfer ownership of such Initial Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Initial Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Initial Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Initial Notes tendered hereby; (iii) the tender of such Initial Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Initial Notes and (v) that when such Initial Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Notes tendered for exchange hereby.

     By tendering, the undersigned hereby further represents to the Company that
(i) the New Notes to be acquired by the undersigned in exchange for the Initial Notes tendered hereby and any beneficial owner(s) of such Initial Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iii) above and any resales of New Notes obtained by the undersigned in exchange for the Initial Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vi) neither the undersigned nor any beneficial owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Company. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Initial Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Initial Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City Time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Initial Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned acknowledges that the Company's acceptance of Initial Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Initial Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Initial Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Initial Notes accepted for exchange in the name(s) of, and return any Initial Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Initial Notes from the name of the holder of Initial Note(s) thereof if the Company does not accept for exchange any of the Initial Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Initial Note(s).

     IN ORDER TO VALIDLY TENDER INITIAL NOTES FOR EXCHANGE, HOLDERS OF INITIAL NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Initial Notes is irrevocable.

--------------------------------------------------------------------------------

                                   SIGN HERE

   --------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

   Date:
   ------------------------------------------, 1998

        Must be signed by the registered holder(s) of Initial Notes exactly as name(s) appear(s) on certificate(s) representing the Initial Notes or on a security position listing or by person(s) authorized to become registered Initial Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

   Name(s):

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity (full title):

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   Address:

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Principle place of business (if different from address listed above):

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone No.: (     )

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   Tax Identification or Social Security Nos.
                                     PLEASE COMPLETE SUBSTITUTE FORM W-9

                           GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

   Authorized Signature:

   Date:

   Name and Title:
                                      (PLEASE PRINT)

   Name of Firm:

   --------------------------------------------------------------------------

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

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the Unites States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

     a. The Securities Transfer Agents Medallion Program (STAMP)
     b. The New York Stock Exchange Medallion Signature Program (MSP)
     c. The Stock Exchange Medallion Program (SEMP)

     Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Initial Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND INITIAL NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Initial Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Initial Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City Time, on the Expiration Date. Holders of Initial Notes who elect to tender Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver the Initial Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to 5:00 p.m., New York City Time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Initial Notes, the certificate numbers(s) of such Initial Notes and the principal amount of Initial Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Initial Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) for all tendered Initial Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF INITIAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY INITIAL NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Initial Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Initial Notes" above is inadequate, the certificate numbers and principal amounts of the Initial Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Initial Notes must (i) specify the name of the person who tendered the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Initial Notes), and (iii) be signed by the holder of Initial Notes in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Initial Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Initial Notes so withdrawn are validly retendered. Properly withdrawn Initial Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City Time, on the Expiration Date.

     5. PARTIAL TENDERS. Tenders of Initial Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Initial Notes, fill in the principal amount of Initial Notes which are tendered for exchange in column (4) of the box entitled "Description of Initial Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Initial Notes, will be sent to the holders of Initial Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, ASSIGNMENT AND ENDORSEMENTS.

     (a) The signature(s) of the holder of Initial Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Initial Notes without alternation, enlargement or any change whatsoever.

     (b) If tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder of the Initial Notes listed and transmitted hereby, no endorsements of Initial Notes or bond powers are required. If, however, Initial Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Initial Notes, then the Initial Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Initial Notes appear(s) on the Initial Notes. Signatures on such Initial Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     (f) If this Letter of Transmittal is signed by a person other than the registered holder of Initial Notes listed, the Initial Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Initial Notes appear(s) on the certificates. Signatures on such Initial Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes are to be issued, or if any Initial Notes not tendered for exchange are to be issued or sent to someone other than the holder of Initial Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Initial Notes tendering Initial Notes by book-entry transfer may request that Initial Notes not accepted be credited to such account maintained at DTC as such holder of Initial Notes may designate.

     9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Initial Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Initial Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Initial Notes tendered (except as otherwise provided in the Prospectus).

     11. MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES. Any tendering Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address listed below for further instructions:

                              The Bank of New York
                             101 Barclay Street, 7E
                            New York, New York 10286
                       Attention: Reorganization Section,
                                  Odell Romeo
                                 (212) 815-6337

     12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of Initial Notes whose tendered Initial Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Initial Notes is awaiting a TIN) and that (A) the holder of Initial Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Initial Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Initial Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Initial Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Initial Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Initial Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The holder of Initial Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Initial Notes. If the Initial Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                       OF
                   8 1/8% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                                 FURON COMPANY

     The undersigned hereby acknowledges receipt of the Prospectus dated April [ ], 1998 (the "Prospectus") of Furon Company, a California corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 8 1/8% Senior Subordinated Notes due 2008 (the "Initial Notes") held by you for the account of the undersigned.

     The aggregate face amount of the Initial Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

        $
        ----------------------------- of the Initial Notes.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

        [ ] To TENDER the following Initial Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF Initial Notes TO BE TENDERED, IF ANY):

        $
        ----------------------------- of the Initial Notes.

        [ ] NOT to TENDER any Initial Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Initial Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Initial Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state
of (FILL IN STATE)                , (ii) the undersigned is acquiring the New
Notes in the ordinary course of business of the undersigned, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of New Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Resale of the New Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resales of New Notes obtained by the undersigned in exchange for the Initial Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (vii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any sale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Initial Notes.

     The purchaser status of the undersigned is (check the box that applies):

[ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)

[ ] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Initial Notes outside the United States in accordance with Rule 904 of the Securities Act

[ ]  Other (describe)

                                   SIGN HERE

Name of Beneficial Owner(s):

Signature(s):

Name(s)(PLEASE PRINT):

Address:

Principal place of business (if different from address listed above):

Telephone Number(s):

Taxpayer Identification of Social Security Number(s):

Date:

---------------------------------------------------------------------------------------------------------------------------------
                                                          PAYER'S NAME:
---------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                                                                                 ------------------------------------
 FORM W-9                              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT            Social Security Number(s)
                                       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
                                                                                                             or
                                                                                            ------------------------------------
                                                                                               Employer Identification Number
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            PART 3 --
                                       PART 2 -- CERTIFICATION -- Under penalties of        Awaiting TIN [ ]
                                       perjury, I certify that:
                                       (1) The number shown on this form is my correct
                                           taxpayer identification number (or I am waiting
                                           for a number to be issued to me) and
                                       (2) I am not subject to backup withholding either
                                           because I have not been notified by the Internal
                                           Revenue Service (the "IRS") that I am subject to
                                           backup withholding as a result of a failure to
                                           report all interest or dividends, or the IRS has
                                           notified me that I am no longer subject to
                                           backup withholding
                                      ------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY
                                       CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been
 INTERNAL REVENUE SERVICE              notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification form the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
---------------------------------------------------------------------------------------------------------------------------------

 SIGNATURE  DATE ________________________

 NAME

 ADDRESS

 CITY  STATE ________________ ZIP CODE ________________________
---------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                       PAYOR'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.


-----------------------------------------------    --------------------------------------------------------------
                   Signature                                                    Date